Securities and Exchange Commission
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 23, 2003


                           The Phoenix Companies, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                                  1-16517                                06-0493340
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
    (State or Other Jurisdiction                (Commission File Number)                      (IRS Employer
         of Incorporation)                                                                 Identification No.)


               One American Row, Hartford, CT                                          06102-5056
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          (Address of Principal Executive Offices)                                     (Zip Code)


         Registrant's telephone number, including area code:                             (860) 403-5000
                                                                            ------------------------------------------



                                 NOT APPLICABLE
            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.       REGULATION FD DISCLOSURE

              On April 23, 2003 The Phoenix Companies, Inc. announced in a news release that Daniel Geraci will become executive vice president of the company and president and chief executive officer of the company's asset management subsidiary, Phoenix Investment Partners, Ltd. This news release is included in this current report as Exhibit 99.1.

ITEM 7.       EXHIBITS

              99.1 News release of The Phoenix Companies, Inc. dated April 23, 2003, regarding the hiring of Daniel Geraci as executive vice president of the company and president and chief executive officer of the company's asset management subsidiary, Phoenix Investment Partners, Ltd.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE PHOENIX COMPANIES, INC.

Date: April 23, 2003               By: /s/ Carole A. Masters
                                       -----------------------------------------
                                       Name:  Carole A. Masters
                                       Title: Vice President